UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report: December 19, 2012
GREENHAVEN CONTINUOUS COMMODITY INDEX FUND
(Registrant)
(Exact name of registrant as specified in its charter)
GREENHAVEN CONTINUOUS COMMODITY INDEX MASTER FUND
(Rule 140 Co-Registrant)
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	26-0151234 (Registrant) 26-0151301 (Co-Registrant) (IRS Employer ID Number)

c/o Greenhaven Commodity Services, LLC 3340 Peachtree Road Suite 1910 Atlanta, GA (Address of principal executive offices)	30326 (Zip Code)
001-33908
001-33909

(Commission File Number)
(404) 239-7942
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 8.01 Other Events
SIGNATURES

Item 8.01 Other Events.

On December 19, 2012, GreenHaven Commodity Services, LLC (“GCS”) (the Managing Owner of GreenHaven Continuous Commodity Index Fund and GreenHaven Continuous Commodity Index Master Fund) announced that Edward O’Neil and Michael Loungo had stepped down as members of GCS’s Audit Committee.  Mr. Loungo remains a member of GCS’s Board of Directors.  GCS’s Board of Directors elected Thomas J Mangold and Stephen O’Grady as directors and to take the place of the departing committee members.

Thomas J Mangold spent thirty seven years in public accounting with PricewaterhouseCoopers LLP (PwC), serving national and international public and private clients.  He has extensive experience in providing financial reporting, accounting, internal control and mergers and acquisitions expertise.  He also served in various leadership roles for PwC including leading its Information and Communication practice and as a member of the firm’s Extended Leadership Team.  Mr. Mangold is a certified public accountant and holds a bachelor’s degree in accounting from the University of Cincinnati.

Stephen O’Grady has more than thirty nine years experience in the financial services sector, most recently as part of GFI Group where he helped start the company’s ETF division.  Prior to GFI, Mr. O’Grady spent 7 years as a partner at Kellogg Capital Group, and for six years served as a Senior Vice President and Floor Manager for ABN-AMRO on the American Stock Exchange.  Mr. O’Grady was also President for SOG, Inc, a New York Stock Exchange options brokerage firm.  He was co-founder and President of Labranche Futures, and a partner at the New York Futures Exchange.  Mr. O’Grady started his career in the municipal bond markets, serving as Vice President and Head of Municipal Bond Trading and Underwriting at Chemical Bank, and as an employee in the Municipal Bond Department of Bankers Trust Company.  Mr. O'Grady holds a Masters of Business Administration from Harvard Business School and a Bachelors of Arts Degree in Economics from Williams College.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREENHAVEN CONTINUOUS COMMODITY INDEX FUND

By Greenhaven Commodity Services, LLC, the Managing Owner

By:	/s/ Ashmead Pringle
	Name:	Ashmead Pringle
	Title:	Chief Executive Officer

GREENHAVEN CONTINUOUS COMMODITY INDEX MASTER FUND

By Greenhaven Commodity Services, LLC, the Managing Owner

By:	/s/ Ashmead Pringle
	Name:	Ashmead Pringle
	Title:	Chief Executive Officer

Date: December 19, 2012